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                      (DATAFLEX CORPORATION LETTERHEAD)

                                                                   EXHIBIT 10.25




Philip Doganiero
c/o Dataflex Corporation-Southeast
2145 Calumet Street
Clearwater, FL  34625

April 1, 1995

Re:  Employment Agreement

Dear Mr. Doganiero:

        Reference is made to that certain Agreement, dated as January 11, 1995 between Dataflex Corporation, a New Jersey Corporation (the "Company") and you (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Employment Agreement").

        Each of the parties agrees as follows:

        SECTION 1. Employment Agreement. Section 3 of the Employment Agreement is hereby amended by deleting the words "a basic salary of $296,400" appearing therein an substituting therefor the words "a basic salary of $225,000."

        SECTION 2.  Miscellaneous.

        (a) This Amendment and the rights of the parties hereto shall be governed by and construed in accordance with, the law of the State of New Jersey.

        (b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to an original and all of which taken together shall constitute one and the same agreement.

        (c) Except as expressly amended by this Amendment, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed.

        Kindly confirm your acceptance of the terms hereof by signing and returning one copy of this document to the Company


                                        Very truly yours,



                                        DATAFLEX CORPORATION


By: /s/

Title: /s/ Sr. V.P. of Finance & CFO
       --------------------------------------
       Senior Vice President of Finance & CFO

                                        /s/ Phillip Doganiero
                                        ---------------------------------
                                        Phillip Doganiero


                                        6/26/95
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                                        Date